First Quarter 2025 Earnings Presentation May 7, 2025

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this presentation. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. This presentation includes certain non-GAAP measures. Please refer to the reconciliations provided in the earnings press release and the appendix in this presentation for the most comparable GAAP measure. // 2

// 3 10 Consecutive Quarters of Improved Adj. EBITDA1 Strong Balance Sheet with Low Debt Data Analytics Technology with High ROI Long-term Chemistry and Data Contracts Insulate Risk Tangible Environmental, Health, &, Safety Impacts Flotek Industries CHEMISTRY AS A COMMON VALUE CREATION PLATFORM Value Creation through Chemistry & Data 1) Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure

Strongest Quarter in the Past Decade

Complementary Segments Drive Growth

FTK LISTED NYSE

Chemistry Technologies

Sustainable chemistry solutions to maximize customer's value chain while minimizing their environmental impact

Data Analytics

Transforming business through real-time data, monitoring and visualization across the energy value chain utilizing proprietary technologies

Founded:	1985
Employees:	145
Headquarters:	Houston
Patents:	>130

Quarter Results ($MM):	**1Q24**	**1Q25**
– Revenue:	$40.4	$55.4 ↑
– Net Income:	$1.6	$5.4 ↑
– Adj. EBITDA[1]:	$4.0	$7.8 ↑
– Adj. EBITDA[1] Margin:	10%	14% ↑
– Debt to Adj. EBITDA[1]:	0.3x	0.0x
– Diluted Income Per Share:	$0.05	$0.17 ↑

1) Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure

// 4

FLOTEK

Data Analytics: “Measure More Strategy” Upstream • Power Generation: facilitate field gas utilization in powering mobile turbines and dual-fuel fleets • Custody Transfer: improves accuracy of payments to royalty owners and operators • Flare Monitoring: comply with EPA regulations Midstream • Gas/Oil processing plant control and optimization • TransMix Pipeline batch detection to optimize pipeline transfer processes • Vapor Pressure Monitoring controls to achieve product specifications Downstream • Process Controls: to optimize distillation tower efficiency • Chemical Quality Measurements in pipelines and terminals • Carbon Capture measurement for carbon credits and reporting UTILIZING TECHNOLOGIES FOR EXPANSION INTO NEW MARKETS // 5 Growth New Acquisition (PWRtek LLC.)

Data Analytics: PWRtek Acquisition Highlights // 6 • Acquisition of 30* real-time gas monitoring and fuel optimization assets for mobile power generation • 6-year agreement with $160MM in recurring revenue backlog and +$20MM in 2026 segment operating income • Secured Long-term Cash Flow • Acquired significant technology and manufacturing Intellectual Property to expand and grow customer base • Enhanced Data Analytics capabilities to better support mobile turbine and dual fuel power generation markets • Accelerated release of in-development cost effective Smart Filtration skids for further sales opportunities CONTRACT BACKLOG PROVIDES IMMEDIATE EARNINGS ACCRETION View into PWRtek Digital Interface and Controls * 22 in-service with 8 under construction Acq. Date: April 28, 2025

Data Analytics: Immediate Integration Value // 7 Provides customers with an end-to-end higher value solution: • Protects and increases useful life of high-value customer turbines and dual fuel equipment • Optimizes field Gas as a low-cost alternative to Diesel or Compressed Natural Gas (CNG) • Ensures accurate real-time BTU reporting values for field gas royalty payments • Advances Intelligent Control, Safety & Customer Revenue protection • Provides remote locations without grid power access to alternative low-cost electrification PWRTEK WILL HELP TO RESHAPE MOBILE POWER GENERATION CAPABILITIES

Data Analytics: Custody Transfer Update // 8 • Positive feedback from pilot sites, with significant enterprise value upside • 8 custody transfer pilot locations will convert to recurring monthly revenue in 2Q 2025 • Real-time XSPCT Analyzer has performed well, <1% variance vs. Process Gas Chromatograph samples SINCE JANUARY 2025, LARGE E&P HAS BEEN PILOTING CUSTODY TRANSFER APPLICATION Low Average High BTU/scf 1290 1320 1380 Volume MMscf/Day 80 80 80 $/MMBTU $4 $4 $4 Value/Month $6.2MM $6.3MM $6.6MM Annual Variance -$1.7MM $3.5MM Gain XSPCT Analyzer Installed on Pilot Location in the Permian Basin

Data Analytics: Recurring Revenue Backlog // 9 • 2025 revenue backlog exceeds 2024 total segment revenues by 80% • PWRtek expected to generate minimum of $160MM in backlog with ~80% gross margins • 8 custody transfer pilot locations will convert to recurring monthly revenue in 2Q 2025 PWRTEK SIGNIFICANTLY IMPROVES DATA ANALYTICS ANNUAL REVENUE BACKLOG $16.1 $28.4 $28.3 $27.4 $27.4 $27.4 $- $5 $10 $15 $20 $25 $30 2025 2026 2027 2028 2029 2030 C o n tr ac te d R ec u rr in g R e ve n u e ($ M M ’s ) $164MM in Data Analytics Recurring Contracted Backlog* *Does not include actuals, non-recurring, and/or other forecasted revenues

Flotek Industries Addressable Market COMPLETION CHEMISTRY OFS POWER GENERATION TRANSMIX MONITORING TREATMENT/STABILIZATION FLARE MONITORING DATA CENTER POWER GRID POWER TERMINAL & STORAGE MONITORING LNG TERMINALING AND EXPORTATION $2.6 B $9.7 B Current TAM Future TAM WATER TREATMENT ACID TREATMENT CEMENTING ADDITIVES $12.6B TAM // 10 *New PWRtek LLC

• Strongest quarter in 10 years • 88% increase in external chemistry revenue (making up 42% of total chemistry revenues) • 57% increase in Data Analytics revenue • SG&A as a percent of revenue totaled 11% - down ~400 basis points Flotek 1Q25 Highlights // 11 5TH CONSECUTIVE QUARTER OF GROWTH IN REVENUE, NET INCOME, AND ADJ. EBITDA1 1) Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure Quarterly Performance ($MM) 1Q25 1Q24 % Change Revenue $ 55.4 $ 40.4 37% Gross Profit $ 12.4 $ 8.8 41% SG&A $ 6.3 $ 6.1 3% Net Income $ 5.4 $ 1.6 244% Adj. EBITDA1 $ 7.8 $ 4.0 93% Diluted EPS $ 0.17 $ 0.05 240%

Financial Momentum Driven By Strong Growth // 12 Quarterly Adjusted EBITDA1 Growth 1) Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure $(5.1) $(3.9) $(2.0) $3.4 $4.0 $4.0 $4.4 $4.8 $7.0 $7.8 -$6.0 -$4.0 -$2.0 $0.0 $2.0 $4.0 $6.0 $8.0 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 A d j. EB IT D A 1 ($ M M ’s ) 10 CONSECUTIVE QUARTERS OF PROFITABILITY IMPROVEMENT FY 2025 GUIDANCE Metric Guidance Range Mid-Point vs. 2024 Total Revenue: $200MM - $220MM +12% Adj. EBITDA2: $34MM - $39MM +80% • 17% Adj. EBITDA2 Margin (Mid-Point), up 600 basis points from 2024 • $36.5 million Adj. EBITDA2 (Mid-Point) would represent the highest in more than decade 2) A non-GAAP financial measure. See the “Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings” section in this presentation for more information about this measure. We are unable to reconcile this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP financial measure, including, among other items, certain stock-based compensation costs and the impact of the revaluation of certain liabilities, which is based upon our future stock price. These items do not impact the non-GAAP financial measure.

Chemistry Growth in a Contracting Market // 13 • 88% growth in 1Q25 external chemistry compared to 1Q24 • 1Q25 represented the strongest quarter of external chemistry revenue in 5 years • 1Q25 International chemistry revenue of $3.8MM, up 280% from 1Q24 • Chemistry Market consolidation boosts Flotek’s differentiated product portfolio CHEMISTRY SEGMENT CONTINUES TO GAIN MARKET SHARE *Related Party revenues exclude the order shortfall payment “OSP” $18.4 $19.4 $26.2 $18.6 $23.3 $11.7 $16.4 $14.1 $21.1 $22.0 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 1Q24 2Q24 3Q24 4Q24 1Q25 To ta l R e ve n u e ($ M M ) R e ve n u e ($ M M ) Related Party and External Chemistry Revenue Related Party* External Total Chem. Revenue

Chemistry Technology: Strategy Execution

EXTERNAL CHEMISTRY POSTS 21% CAGR GROWTH IN A DOWN MARKET


External Chemistry Revenue by Quarter
($MM)
External Chemistry Revenue
Fleet Counts
$25.0
$20.0
$15.0
$10.0
$5.0
$-
300
280
260
240
220
200
180
160
140
120
100
1Q21 $10.3 158
2Q21 $7.7 221
3Q21 $9.4 241
4Q21 $11.6 263
1Q22 $10.7 268
2Q22 $12.1 279
3Q22 $13.2 286
4Q22 $14.1 266
1Q23 $9.2 273
2Q23 $15.5 275
3Q23 $16.3 258
4Q23 $18.0 267
1Q24 $11.7 255
2Q24 $16.4 253
3Q24 $14.1 237
4Q24 $21.1 237
1Q25 $22.0 201

FTK LISTED NYSE

FLOTEK

// 14

// 15 • Prescriptive Chemistry Management (PCM)TM • Proprietary energy chemistry solutions • Experienced chemistry energy team • Customized solutions to each well’s geology • AI Driven Analytics from >20,000 wells • Real-Time Field Data to Enhance Performance • Field Correlated Diagnostics • +130 Patents * Data derived from 2019-2023 Enverus Prism Platform (1,878 Permian wells) DELIVERING THE BEST WELL PERFORMANCE IN INDUSTRY 26% INCREASE IN PRODUCTION* PERFORMANCE VERSUS COMPETITION Chemistry Technologies: Competitive Advantage

Unlocking Value Through Chemistry & Data Data Analytics/Physics Based Modeling on >20k Wells • +10 years Field Completion Data • Reservoir Similarities and Physicochemical Properties • Production Uplift Curve Analysis • Basin Water and Frac Water Properties A Decade of Data with Predictive Models • Polymer Viscosity & Friction Reduction Predictions • Clay Stabilization Analytics • Scale Inhibitor Database • Formation Damage Mechanism Identification Aligning Support with Vendors and Customers • Leverage vendor data where applicable • Utilize databases to streamline analytical procedures DATA SUPPORTED GEOCENTRIC CHEMISTRY MODELING // 16

Investor Contact: Mike Critelli Director of Finance & Investor Relations ir@flotekind.com // 17 Come Join Us: The Louisiana Energy Conference May 27-29th 2025 The Four Seasons New Orleans, LA Daniel Energy Partners Executive Series June 25-27th 2025 Deer Valley, UT

Appendix

FTK LISTED NYSE

Data Analytics Product Offerings

DRIVING TOWARDS SERVICE REVENUE WITH NEW PRODUCT OFFERINGS

JP3 Raman

- Raman Laser
- C1-C6+, H2, N2, CO2
- C1/D2 Area Classification
- Real Time Data



(Commissioned Dec 2024)

VERAX

- Near InfraRed (NIR)
- Real-Time Data
- Up to 8 Measurement Points
- C1/D2 Area Classification



XSPCT

- Near InfraRed (NIR)
- Modular System
- No Fiber Connections
- C1/D1 Area Classification
- Auto-Validation



(Commissioned Dec 2024)

VeraCaL

- Near InfraRed (NIR)
- EPA Approved (ALT-157)
- Two Channels
- C1/D2 Area Classification
- Auto-Validation



(EPA Approved July 2024)

CORE Applications (RVP, Transmix, Other)

(80/20 Product/Service Revenue)

Upstream Applications (Flare, Power Gen, Custody Transfer)

(80/20 Service/Product Revenue)

// 19

FLOTEK

Data Analytics: VeraCal Flare Solution

INITIAL PENETRATION INTO SIGNIFICANT UPSTREAM APPLICATIONS

FTK LISTED NYSE

EPA Approval on Flaring Measurement Application

- VeraCal was the first EPA approved alt. measurement solution
- EPA Amendment in December 2024 delayed market demand

Our Flare Measurement System is Differentiated

- Continuous and autonomous monitoring
- No consumable calibration gas
- No manual sampling errors
- Fast install and extreme durability

Customer Emission Savings via EPA Subpart-W

- 4-6% additional savings in emission penalties
- Gain 3-4% in production before Super Emitter Status



Pictured above: The proprietary VeraCal mobile flaring cart on location

// 20

FLOTEK

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands) // 21

// 22 Recent Financials Unaudited Condensed Consolidated Balance Sheets (in thousands, except share data)

// 23 Recent Financials Unaudited Condensed Consolidated Statements of Cash Flows (in thousands)

// 24 (1) Management believes that adjusted gross profit, EBITDA and adjusted EBITDA for the periods presented above, are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the income and expenses noted above to be outside of the Company’s normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial and operational goals, excluding certain non-cash or non-recurring items. Recent Financials Unaudited Reconciliation of Non-GAAP Items & Non-Cash Items Impacting Earnings (in thousands)(1)